UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 12, 20108
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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)
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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)
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       000-32335                                       58-2558701
(Commission File Number)                     IRS Employer Identification No.)


               12080 Virginia Blvd
                Ashland, Kentucky                        41102
      (Address of Principal Executive Offices          (Zip Code)


                                  (606)928-1131
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Section 4 - Matters Related to Accountants and Financial Statements
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Item 4.01 - Changes in Registrant's Certifying Accountant
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On  February  2,  2010,  TX  Holdings  Inc's  Board  of Directors terminated the engagement of Ham Langston and Brezina, L.L.P. ("HLB") as the independent registered public accounting firm and on February 8, 2010 engaged Turner, Stone & Company, L.L.P. ("T&S") as the new independent registered public accounting firm to audit TX Holdings Inc's financial statements for the year ended September 30, 2010.

The audit reports of HLB on the financial statements of the Company as of and for the years ended September 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's most two recent fiscal years ended September 30, 2009 and 2008 and through the date of this Current Report, the Company did not consult with T&S on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and T&S did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company's financial statements for the fiscal year ended September 30, 2009 and 2008 and through the date of this Current Report, there were: (i) no disagreements between the Company and HLB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HLB, would have caused HLB to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided HLB a copy of the disclosures in this Form 8-K and has requested that HLB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HLB agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated February 12, 2010, furnished by HLB in response to that request is filed as Exhibit 16.1 to this Form 8-K.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2010                  TX Holdings, Inc.
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                                          (Registrant)

                                          By: /s/ William "Buck" Shrewsbury
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                                          William "Buck" Shrewsbury, Chairman